Patrick Miller President & CEO Tim Trenary Chief Financial Officer Terry Hammett Treasurer and VP Investor COMMERCIAL VEHICLE GROUP, INC. Relations AUGUST 2018

Forward Looking Statements This presentation contains forward-looking statements that are subject to risks and uncertainties. These statements often include words such as "believe", "expect", "anticipate", "intend", "plan", "estimate", or similar expressions. In particular, this presentation may contain forward-looking statements about Company expectations for future periods with respect to its plans to improve financial results and to enhance the Company, the future of the Company’s end markets, Class 8 and Class 5-7 North America build rates, performance of the global construction and agriculture equipment business, expected cost savings, the Company’s initiatives to address customer needs, organic growth, the Company’s economic growth plans to focus on certain segments and markets and the Company’s financial position or other financial information. These statements are based on certain assumptions that the Company has made in light of its experience as well as its perspective on historical trends, current conditions, expected future developments and other factors it believes are appropriate under the circumstances. Actual results may differ materially from the anticipated results because of certain risks and uncertainties, including but not limited to: (i) general economic or business conditions affecting the markets in which the Company serves or intends to serve; (ii) the Company's ability to develop or successfully introduce new products; (iii) risks associated with conducting business in foreign countries and currencies; (iv) increased competition in the medium- and heavy-duty truck, construction, agriculture, aftermarket, military, bus and other markets; (v) the Company’s failure to complete or successfully integrate strategic acquisitions; (vi) the impact of changes in governmental regulations on the Company's customers or on the Company’s business; (vii) the loss of business from a major customer, a collection of smaller customers or the discontinuation of particular commercial vehicle platforms; (viii) security breaches and other disruptions to our information systems and/or our business; (ix) the Company’s ability to obtain future financing due to changes in the capital markets or Company’s financial position; (x) the Company’s ability to comply with the financial covenants in its debt facilities; (xi) fluctuation in interest rates relating to the Company's debt facilities; (xii) the Company’s ability to realize the benefits of its cost reduction and strategic initiatives; (xiii) a material weakness in our internal control over financial reporting which could, if not remediated, result in material misstatements in our financial statements; (xiv) volatility and cyclicality in the commercial vehicle market adversely affecting us; (xv) the geographic profile of our taxable income and changes in valuation of our deferred tax assets and liabilities impacting our effective tax rate; (xvi) changes to domestic manufacturing initiatives; (xvii) implementation of tax or other changes, by the United States or other international jurisdictions, related to products manufactured in one or more jurisdictions where we do business; and (xviii) various other risks as outlined under the heading "Risk Factors" in the Company's Annual Report on Form 10-K for fiscal year ending December 31, 2017. There can be no assurance that statements made in this presentation relating to future events will be achieved. The Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time. All subsequent written and oral forward-looking statements attributable to the Company or persons acting on behalf of the Company are expressly qualified in their entirety by such cautionary statements. Page | 2 COMMERCIAL VEHICLE GROUP, INC.

Company Overview • NASDAQ: CVGI • Global Presence : 24 Facilities / 10 Countries • Employees: 8,900 (FYE 2017) • LTM Sales: $836 M* • LTM Operating Income: $56 M* • Shares Outstanding: 31 M* • Market Cap: $310 M** * As of 6/30/18 ** As of 8/27/18 CVG is a leading supplier of a full range of cab related products and systems for the global commercial vehicle market. Additional information about the Company and its products is available at www.cvgrp.com Page | 3 COMMERCIAL VEHICLE GROUP, INC.

Products 20% 25% 42% Wire Harnesses & Interior Trim Controls 6% Seats & Seating 7% Systems Wiper Systems, Mirrors & Controls Cabs and Sleeper Boxes Page | 4 COMMERCIAL VEHICLE GROUP, INC.

2017 Sales - $755 Million Region Product End Market Customer Page | 5 COMMERCIAL VEHICLE GROUP, INC.

End Market Outlook North American Truck Market Global Construction Equipment Market • Forecasting services show strong 2018 . Construction continues to be supported by Class 8 build and peak build in 2019 consumer spending and global economies . Low machine inventories and high rental • Heavy-duty July 2018 orders at all-time utilization have triggered demand increase record – 52,400 units (+180% YOY); backlogs strong . Strong construction equipment build in Asia, Europe, and North America • Freight tonnage and pricing is moving in . Asia – HD-MD up 20% – 25% in 2018 positive direction . Europe – HD-MD up 25% – 30% in 2018 . North America – HD-MD up 30% – 35% in 2018 Heavy-Duty Truck (Class 8) Build (000’s) 316 334 256 228 23% 6% 12% 2016 2017 2018E 2019E Source: ACT Research and Company estimates. . Page | 6 COMMERCIAL VEHICLE GROUP, INC.

Improvements in Progress  CVG Digital . Wire harness virtual assembly boards in production . Automated electronic production data tracking . Pilot implementation of new cloud based ERP complete . Expect efficiency and quality improvements; reduction of working capital  Process investments . Expanding wire harness capacity in Europe and North America . Increasing large tonnage interior trim capacity in North America . High volume seat assembly cells in US and Europe . Lean Six Sigma (Operational Excellence) – Driving bottom line and engagement 18% Fewer Sales 18% Fewer Sales 18% Fewer Sales Projects target better complexity management Page | 7 COMMERCIAL VEHICLE GROUP, INC.

Targets for Growth Wire harness and Electrical systems • Wire assembly global market estimated to grow at 6.5% CAGR through 2023* • Expanding capacity in Wire harness assembly • Adjacent market penetration in truck powertrain, power generation, and industrial • Trend for increased electronics in vehicle drives harness content Global Seating product lines • Growth in Asia – Domestic opportunities in India and China • New core product introductions in Euro and NA • Modular product allows customization for various applications Interior Trim • Continued increase of composite materials in cab • Integration of electronic controls within interior components • Increase of sustainable materials M&A could facilitate growth *2018 Bishop Research world cable assembly report Page | 8 COMMERCIAL VEHICLE GROUP, INC.

Summary • Improving margins • Process investments and cost discipline • Product design and development • Integrated customer relationships • Growth opportunities • 2019 market outlook is positive Page | 9 COMMERCIAL VEHICLE GROUP, INC.

Finance Update COMMERCIAL VEHICLE GROUP, INC.

Financial Results Three Months Ended (Dollars in millions) June 30, 2018 2017 Sales $ 233.4 $ 195.1 • Sales up 20% Gross Profit $ 35.9 $ 22.7 Margin 15.4% 11.6% SG&A $ 14.4 $ 14.8 • Cost discipline in rising sales environment Operating Income $ 21.1 $ 7.6 Margin 9.1% 3.9% • Almost three-fold improvement in OI and improved OIM – OIM highest since 2006 N.A. Class 8 Production 78,000 66,000 N.A. Class 5 - 7 Production 72,000 67,000 Page | 11 COMMERCIAL VEHICLE GROUP, INC.

18 Month Historical Performance • Strong end-market performance • Revenues up 35% from 1Q 2017 • Favorable impact from actions taken • Restructuring • Cost control • Cost recovery initiatives • Good pull-through on sales • 2Q 2018 ̶ Highest OIM since 2006 Page | 12 COMMERCIAL VEHICLE GROUP, INC.

Business Segments Global Truck & Bus Three Months Ended (Dollars in millions) June 30, 2018 2017 Sales $ 148.7 $ 119.9 Gross Profit $ 23.2 $ 17.1 Margin 15.6% 14.2% SG&A $ 5.7 $ 5.7 Operating Income $ 17.2 $ 11.1 • Sales up on higher volumes Margin 11.6% 9.2% • Cost discipline in rising sales Global Construction & Agriculture environment Three Months Ended (Dollars in millions) June 30, 2018 2017 • Improved OIM year over year Sales $ 88.7 $ 78.2 Gross Profit $ 13.0 $ 6.0 Margin 14.7% 7.6% SG&A $ 3.9 $ 4.0 Operating Income $ 9.1 $ 1.9 Margin 10.2% 2.5% Page | 13 COMMERCIAL VEHICLE GROUP, INC.

Capital Structure LTM (Dollars in millions) Q2 2018 Term Loan Principal Balance $ 171 Debt $ 171 Interest Rate LIBOR + 600 Less: Cash 45 Maturity April 2023 Net Debt $ 126 Interest Rate Swap $ 80 EBITDA $ 72 Interest Rate 8.07% Maturity April 2022 Gross Leverage 2.4 x Net Leverage 1.8 x Asset Based Credit Facility Commitment $ 65 Amount Borrowed $ 0 Liquidity: Letters of Credit $ 2 Cash $ 45 Availability $ 63 ABL Borrowing Base 65 Accordion $ 40 Less: LOC (2) Liquidity $ 108 Agency Ratings Moody's B2 / Stable S&P B / Stable Capital Allocation: 1.) liquidity 2.) growth 3.) de-leverage 4.) return capital to shareholders See appendix for reconciliation of GAAP to non-GAAP financial measures Page | 14 COMMERCIAL VEHICLE GROUP, INC.

Patrick Miller President & CEO Tim Trenary Chief Financial Officer Terry Hammett Treasurer and VP Investor COMMERCIAL VEHICLE GROUP, INC. Relations AUGUST 2018

Appendix GAAP to NON-GAAP Reconciliation COMMERCIAL VEHICLE GROUP, INC.

GAAP to Non-GAAP Reconciliation EBITDA Reconciliation LTM (Dollars in millions) Q2 2018 Net Income $ 20.6 Interest Expense 12.7 Tax Provision 23.5 Depreciation 14.0 Amortization 1.3 EBITDA $ 72.1 Page | 17 COMMERCIAL VEHICLE GROUP, INC.